THE LAZARD FUNDS, INC.

Lazard US Equity Focus Portfolio

Supplement to Current Prospectus

At a special meeting of shareholders of Lazard US Equity Focus Portfolio (the "Portfolio") held on June 29, 2020, shareholders of the Portfolio approved changing the Portfolio's subclassification from a "diversified company" to a "non-diversified company," as such terms are defined in the Investment Company Act of 1940, as amended.  Accordingly, the following changes are effective immediately:

The following replaces the last paragraph of the section of the prospectus entitled "Summary Section— Lazard US Equity Focus Portfolio—Principal Investment Strategies" and the sixth paragraph of the section of the prospectus entitled "Investment Strategies and Risks—Investment Strategies—Lazard US Equity Focus Portfolio":

The Portfolio is classified as "non-diversified" under the Investment Company Act of 1940, as amended, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

The following replaces "Focused Investing Risk" in the section of the prospectus entitled "Summary Section—Lazard US Equity Focus Portfolio—Principal Investment Risks":

Non-Diversification Risk. The Portfolio's net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio's investments consisted of securities issued by a larger number of issuers.

The chart in the section of the prospectus entitled "Investment Strategies and Risks—Investment Risks" is amended to delete the checkmark indicating that the Portfolio is subject to "Focused Investing Risk" and to add a checkmark indicating that the Portfolio is subject to "Non-Diversification Risk."

Dated:  July 1, 2020